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                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information and "Auditors" in the Prospectus and to the use of our reports (1) dated
January 29, 1999 with respect to the financial statements of certain subaccounts of AUSA Life Insurance Company, Inc,. Separate Account C, which are available for investment by the Advisor's Edge Variable Annuity contract owners, and
(2) dated February 19, 1999 with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc. included in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 333-65149) and related Prospectus of The Advisor's Edge Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 1999